CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

            The undersigned, the President of Gallery Trust (the "Trust"), with respect to the Trust’s Form N-CSRS for the period ended April 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1.         such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.         the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: July 9, 2018

/s/ Michael Beattie

Michael Beattie, President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

            The undersigned, the Treasurer, Controller and CFO of Gallery Trust (the "Trust"), with respect to the Trust’s Form N-CSRS for the period ended April 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1.         such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.         the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: July 9, 2018

/s/ Stephen Connors

Stephen Connors

Treasurer, Controller and CFO